SHENANDOAH TELECOMMUNICATIONS COMPANY
                     124 South Main Street
                       Edinburg, Virginia



            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD APRIL 22, 1997

                                                March 28, 1997



TO THE STOCKHOLDERS OF
SHENANDOAH TELECOMMUNICATIONS COMPANY:

  The annual meeting of stockholders of Shenandoah
Telecommunications Company will be held in the Social Hall of the Edinburg Fire Department, Stoney Creek Boulevard, Edinburg,
Virginia, on Tuesday, April 22, 1997, at 11:00 a.m. for the following purposes:

1.    To elect nine directors to serve for the ensuing year; and


2. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Only stockholders of record at the close of business March 26, 1997, will be entitled to vote at the meeting.

  Lunch will be provided.


By Order of the Board of Directors

                                            Harold Morrison, Jr.
                                            Secretary






                           IMPORTANT

YOU ARE URGED TO COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED STAMPED (FOR U. S. MAILING) ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING IN PERSON, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

                    SEE PROXY STATEMENT ON THE FOLLOWING PAGES

PROXY STATEMENT

                                            P. O. Box 459
                                            Edinburg, VA 22824
                                            March 28, 1997

TO THE STOCKHOLDERS OF
SHENANDOAH TELECOMMUNICATIONS COMPANY:

  Your proxy in the enclosed form is solicited by the management of the Company for use at the Annual Meeting of Stockholders to be held in the Social Hall of the Edinburg Fire Department, Stoney Creek Boulevard, Edinburg, Virginia, on Tuesday, April 22, 1997, at 11:00 a.m., and any adjournment thereof.

  The mailing address of the Company's executive offices is P.O. Box 459, Edinburg, Virginia 22824.

  The Company has 8,000,000 authorized shares of common stock, of which 3,760,760 shares were outstanding on March 26, 1997. This proxy statement and the Company's annual report, including financial statements for 1996, are being mailed on or about March 28, 1997, to approximately 3,409 stockholders of record on March 26, 1997. Only stockholders of record on that date are entitled to vote. Each outstanding share will entitle the holder to one vote at the Annual Meeting. No director, officer, or other party owns as much as five percent of the outstanding shares of the common stock of the Company. The Company intends to solicit proxies by the use of the mail, in person, and by telephone. The cost of soliciting proxies will be paid by the Company.

  Executed proxies may be revoked at any time prior to exercise.
Proxies will be voted as indicated by the stockholders.

                   THE ELECTION OF DIRECTORS

  At the meeting, nine directors (constituting the entire Board of Directors of the Company) are to be elected for the ensuing year.

  The proxy holders will vote the proxies received by them (unless contrary instructions are noted on the proxies) for the election as directors of the following nominees, all of whom are now members of and constitute the Company's Board of Directors. If any such nominees should be unavailable, the proxy holders will vote for substitute nominees in their discretion. Stockholders may withhold the authority to vote for the election of directors or one or more of the nominees. Directors will be elected by a plurality of the votes cast. Abstentions and shares held in street name that are not voted in the election of directors will not be included in determining the number of votes cast.

  On February 17, 1997, Douglas C. Arthur was elected by the
Board to fill the vacancy created by the death of Philip M.
Grabill, Jr.
                               -1-
PAGE

                            Nominees for Election of Directors

<CAPITION>              Elected                 Principal Occupation and Other
Name of Director        Director       Age       Directorships for Past Five Years
      (1)                  (2)                                (3)
Douglas C. Arthur          1997         54      Attorney-at-Law; Dir., 1st National Corp.

Noel M. Borden             1972         60      Pres., H. L. Borden Lumber Co. (a
  Vice President                                retail building materials firm); Chairman
                                                of the Board, 1st National Corp.

Dick D. Bowman             1980         68      Pres., Bowman Bros., Inc. (a farm
  Treasurer of the Co.                          equip. dealer); Dir., Shen. Valley Elec.
                                                Coop.; Dir., Rockingham Mutual Ins. Co.;
                                                Dir., Old Dominion Electric Coop.

Ken L. Burch               1995         52      Farmer

Christopher E. French      1996         39      Pres., Shen. Telecommunications Co.
  President                                     & its Subsidiaries; Dir., 1st National
                                                Corp.

Grover M. Holler, Jr.      1952         76      Pres., Valley View, Inc. (a real estate
                                                developer)

Harold Morrison, Jr.       1979         67      Chairman of the Board, Woodstock
  Secretary of the Co.                          Garage, Inc. (auto sales & repair
                                                firm); Dir., 1st Virginia Bank-BR

Zane Neff                  1976         68      Retired Manager, Hugh Saum Co.,
  Asst. Secretary                               Inc. (a hardware and furniture
  of the Co.                                    store); Dir., Crestar Bank

James E. Zerkel II         1985         52      Vice Pres., James E. Zerkel, Inc. (a
                                                heating, gas, & hardware firm); Dir.,
                                                Shen. Valley Elec. Coop.
PAGE

(1) The directors who are not full-time employees of the Company were compensated in 1996 for their services on the Board and one or more of the Boards of the Company's subsidiaries at the rate of $355 per month plus $355 for each Board meeting attended.
    Additional compensation was paid to the Vice President, Secretary, Assistant Secretary, and Treasurer, for their services in these capacities, in the amounts of $1,300, $2,720,
    $1,300, and $2,720, respectively.

(2) Years shown are when first elected to the Board of the Company or the Company's predecessor, Shenandoah Telephone Company.  Each nominee has served continuously since the year he joined the Board.

(3) Each director also serves as a director of one or more of the Company's  subsidiaries.


/TABLE

     Standing Audit, Nominating, and Compensation Committees
                    of the Board of Directors



1. Audit Committee - The Finance Committee of the Board of Directors, consisted of the following directors: Dick D. Bowman (Chairman), Grover M. Holler, Jr., and Noel M. Borden. It performed a function similar to that of an Audit Committee. This committee is responsible for the employment of outside auditors and for receiving and reviewing the auditor's report. During 1996 there were two meetings of the Finance Committee. Additional business of the committee was conducted in connection with the regular Board meetings.

2. Nominating Committee - The Board of Directors does not have a standing Nominating Committee.

3. Compensation Committee - The Personnel Committee of the Board of Directors, consisted of the following directors:
      Noel M. Borden (Chairman), Harold Morrison, Jr., and Philip
      M. Grabill, Jr. James E. Zerkel II has been named to this committee to replace Mr. Grabill. This committee performed a function similar to that of a Compensation Committee. It is responsible for the wages, salaries, and benefit programs for all employees. During 1996 there were three meetings of this committee.

   Attendance of Board Members at Board and Committee Meetings

  During 1996, the Board of Directors held 13 meetings. All of the directors attended at least 75 percent of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings held by all committees of the Board on which they served.

                      Certain Transactions

  In 1996, the Company received services from Mr. Morrison's company in the amount of $24,239 and from Mr. Zerkel's company in the amount of $20,145. Management believes that each of the companies provides these services to the Company on terms comparable to those available to the Company from other similar companies. No other director is an officer, director, employee, or owner of a significant supplier or customer of the Company.







PAGE

                                      STOCK OWNERSHIP

  The following table presents information relating to the beneficial ownership of the
Company's outstanding shares of common stock by all directors, the president, and all directors and officers as a group.

                                    No. of Shares
   Name and Address                 Owned as of 2-1-97            Percent of Class
                                            (1)                          (2)

Douglas C. Arthur                           1,440                          *
  Strasburg, VA 22657
Noel M. Borden                              17,896                         *
  Strasburg, VA 22657
Dick D. Bowman                              42,944                        1.14
  Edinburg, VA 22824
Ken L. Burch                                45,172                        1.20
  Quicksburg, VA 22847
Christopher E. French                      129,228                        3.44
  Woodstock, VA 22664
Grover M. Holler, Jr.                       70,736                        1.88
  Edinburg, VA 22824
Harold Morrison, Jr.                        20,378                         *
  Woodstock, VA 22664
Zane Neff                                    7,616                         *
  Edinburg, VA 22824
James E. Zerkel II                           4,348                         *
  Mt. Jackson, VA 22842

Total shares beneficially
owned by 13 directors and
officers as a group                        341,714                        9.09

PAGE

(1)  Includes shares held by relatives and in certain trust relationships, which may be deemed to be beneficially owned by the nominees under the rules and regulations of the
Securities and Exchange Commission; however, the inclusion of such shares does not constitute an admission of beneficial ownership.

(2)  Asterisk indicates less than 1%.



                                SUMMARY COMPENSATION TABLE

  The following Summary Table is furnished as to the salary and incentive payment paid by the Company and its subsidiaries on an accrual basis during the fiscal years 1994, 1995, and
1996 to, or on behalf of, the chief executive officer and each of the next four most highly compensated executive officers who earn $100,000 or more per year.
       Name and Principal                                        Incentive
            Position                    Year         Salary       Payment
      Christopher E. French             1996        $130,612      $ 11,013
           President                    1995         114,684        20,150
                                        1994         107,816        14,875

/TABLE

                         RETIREMENT PLAN

  The Company maintains a noncontributory defined benefit
Retirement Plan for its employees. The following table illustrates normal retirement benefits based upon Final Average Compensation and years of credited service. The normal retirement benefit is equal to the sum of:

  (1) 1.14% times Final Average Compensation plus 0.65% times Final Average Compensation in excess of Covered Compensation (average annual compensation with respect to which Social Security benefits would be provided at Social Security retirement age) times years of service (not greater than
      30); and

  (2) 0.29% times Final Average Compensation times years of service in excess of 30 years (such excess service not to exceed 15 years).

                            Estimated Annual Pension
                            Years of Credited Service
Final Average
Compensation          15        20       25       30      35

  $20,000           $ 3,420  $ 4,560  $ 5,700  $ 6,840  $ 7,130
   35,000             6,540    8,720   10,901   13,081   13,588
   50,000            10,568   14,090   17,613   21,136   21,861
   75,000            17,280   23,040   28,801   34,561   35,648
  100,000            23,993   31,990   39,988   47,986   49,436
  125,000            30,705   40,940   51,176   61,411   63,223
  150,000            37,418   49,890   62,363   74,836   77,011

  Covered Compensation for those retiring in 1997 is $29,304.
Final Average Compensation equals an employee's average annual compensation for the five consecutive years of credited service for which compensation was the highest. The amounts shown as estimated annual pensions were calculated on a straight-life basis assuming the employee retires in 1997. The Company did not make a contribution to the Retirement Plan in 1996, as the Plan was adequately funded. Christopher French had 15 years of credited service under the plan as of January 1, 1997.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The members of the Personnel Committee of the Board of Directors of the Company perform the function of a Compensation Committee. The Committee's approach to compensation of the Company's executive officers, including the chief executive officer, is to award a total compensation package consisting of salary, incentive, and fringe benefit components. The compensation package is designed to provide a level of compensation to enable the Company to attract

PAGE
and retain the executive talent necessary for the long-term success of the organization. The incentive plan component of the total compensation package provides an incentive to the officers to meet or exceed certain performance objectives. The plan also places a portion of the officers' total compensation at risk in the event the Company does not achieve its objectives. The objectives include a component measuring the improvement in the level of service provided to the Company's customers and a component measuring the Company's financial performance. In 1996, the Company reached over 57 percent of its combined goals.

  Submitted by the Company's Personnel Committee:
    Noel Borden, Chairman
    Harold Morrison, Jr.
    James Zerkel II

PAGE

             FIVE-YEAR STOCKHOLDER RETURN COMPARISON

  The Securities and Exchange Commission requires that the Company include in its Proxy Statement a line graph presentation comparing cumulative, five-year stockholder returns on an indexed basis with a performance indicator of the overall stock market and either a nationally recognized industry standard or an index of peer companies selected by the Company. The broad market index used in the graph is the NASDAQ Market Index. The S&P Telephone Index consists of the seven regional Bell Operating Companies and GTE.

  The Company's stock is not listed on any national exchange nor NASDAQ; therefore, for purposes of the following graph, the value of the Company's stock, including the price at which dividends are assumed to have been reinvested, has been determined based upon the average of the prices of transactions in the Company's stock that were reported to the Company in each fiscal year.

Comparison of Five-Year Cumulative Total Return* among Shenandoah
    Telecommunications Company, NASDAQ Market Index, and S&P
Telephone Index

                     1991   1992    1993    1994    1995   1996

Shenandoah
Telecommunications 100.00  105.49  110.47  105.52  113.78  118.35

NASDAQ Market
Index              100.00  116.40  133.60  130.60  184.70  227.20

S&P Telephone
Index              100.00  109.73  126.73  121,49  183.02  184.85


Assumes $100 invested December 31, 1991 in Shenandoah
Telecommunications Company stock, NASDAQ Market Index, and S&P
Telephone Index

*Total return assumes reinvestment of dividends


PAGE

                     EMPLOYMENT OF AUDITORS

  The Board of Directors, on the recommendation of the Audit Committee, has appointed the firm of McGladrey and Pullen as auditors to make an examination of the accounts of the Company for the 1997 fiscal year. It is not expected that representatives of the firm will be present at the annual meeting.


                 PROPOSALS OF SECURITY HOLDERS

  Proposals of security holders to be included in management's proxy statement and form of proxy relating to next year's annual meeting must be received at the Company's principal executive offices not later than November 28, 1997.



                         OTHER MATTERS

  Management does not intend to bring before the meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters, including any matters dealing with the conduct of the meeting.


                            FORM 10-K

  The Company's Annual Report on Form 10-K filed with the
Securities and Exchange Commission is available to stockholders, without charge, upon request to Mr. Laurence F. Paxton, Vice
President-Finance, Shenandoah Telecommunications Company, P. O. Box 459, Edinburg, VA 22824.



PAGE

(Front)

PROXY
SHENANDOAH TELECOMMUNICATIONS COMPANY
124 South Main Street
Edinburg, VA 22823                 This Proxy is Solicited on
                                   Behalf of the Board of
                                   Directors

  The undersigned hereby appoints Christopher E. French, Noel M. Borden, and Grover M. Holler, Jr., and each of them, as Proxies with full power of substitution, to vote all common stock of Shenandoah Telecommunications Company held of record by the undersigned as of March 26, 1997, at the Annual Meeting of Stockholders to be held on April 22, 1997, and at any and all adjournments thereof.

1.    ELECTION OF DIRECTORS
  ( ) FOR  Douglas C. Arthur, Noel M. Borden, Dick D. Bowman, Ken
      L. Burch, Christopher E. French, Grover M. Holler, Jr.,
      Harold Morrison, Jr., Zane Neff, James E. Zerkel II

      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
      STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED ABOVE.

  ( ) VOTE WITHHELD for all nominees listed above
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION
OF DIRECTORS.

PAGE

  (Back)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

  Please mark, sign exactly as name appears below, date, and return this proxy card promptly, using the enclosed envelope, whether or not you plan to attend the meeting.


                           When signing as attorney, executor,
                           administrator, trustee, guardian, or
                           agent, please give full title as
                           such.  If a corporation, please sign
                           in full corporate name by president
                           or other authorized officer.  If a
                           partnership, please sign in
                           partnership name by authorized
                           person.

Dated_________, 1997       ___________________________________
                           Signature
(  ) I plan to attend the
     meeting
(  ) No. of persons
     attending             ___________________________________
(  ) I cannot attend       Additional Signature
     the meeting           (if held jointly)